Exhibit 99.1
NEWS RELEASE

NuVasive Announces Third Quarter 2022 Financial Results
– Net sales grew 9.0% as reported, 12.9% on a constant currency basis –
– C360 portfolio delivers record quarter in cervical net sales –
– Company updates full-year 2022 guidance –
SAN DIEGO – November 9, 2022 – NuVasive, Inc. (NASDAQ: NUVA), the leader in spine technology innovation, focused on transforming spine surgery with minimally disruptive, procedurally integrated solutions, today announced financial results for the quarter ended September 30, 2022.
Third Quarter 2022
•Net sales were $295.3 million, a 9.0% increase as reported and a 12.9% increase on a constant currency basis, compared to the prior year period;
•GAAP operating margin of 7.4%; Non-GAAP operating margin of 13.6%; and
•GAAP diluted loss per share of ($0.04); Non-GAAP diluted earnings per share of $0.54.
“The strategic investments we’ve made in product and technology innovation are delivering continued above-market growth—as demonstrated by double-digit growth in net sales on a constant currency basis,” said Chris Barry, chief executive officer of NuVasive. “Despite the challenging macro environment, we continue to execute as evidenced by our top- and bottom-line performance in the quarter. I remain excited about the future of NuVasive—and our commitment to deliver meaningful innovation to support our surgeons, providers, and patients.”
Third Quarter 2022 Results
NuVasive reported total net sales of $295.3 million, a 9.0% increase as reported and a 12.9% increase on a constant currency basis, compared to $270.8 million in the prior year period. Third quarter 2022 total net sales were driven by further adoption of new products, higher procedural volumes in the U.S., and strong international performance.
For the third quarter of 2022, GAAP gross profit was $214.4 million, compared to $182.2 million in the prior year period. GAAP gross margin was 72.6%, compared to 67.3% in the prior year period. On a non-GAAP basis, gross profit was $214.4 million, compared to $197.0 million in the prior year period. Non-GAAP gross margin was 72.6%, compared to 72.7% in the prior year period.
The Company reported GAAP net loss of ($2.0) million, or diluted loss per share of ($0.04), compared to GAAP net loss of ($21.6) million, or diluted loss per share of ($0.42) in the prior year period. On a non-GAAP basis, the Company reported net income of $28.3 million, or diluted earnings per share of $0.54, compared to non-GAAP net income of $16.9 million, or diluted earnings per share of $0.32 in the prior year period.
Cash and cash equivalents were $237.5 million as of September 30, 2022.

Full-year 2022 Financial Guidance
The Company updated its full-year 2022 guidance range for net sales growth, operating margin, and diluted EPS as shown in the table below.

	Prior guidance range **		Current guidance range **
	GAAP	Non-GAAP	GAAP	Non-GAAP
Net sales growth (reported)*	6.0%-8.0%	6.0%-8.0%	5.5%-6.5%	5.5%-6.5%
Net sales growth (constant currency)*		8.7%-10.7%		8.7%-9.7%
Operating margin	7.6%-9.1%	13.0%-14.5%	6.7%-7.4%	12.3%-13.0%
Diluted earnings per share	$0.95-$1.25***	$2.15-$2.45	$0.50-$0.60***	$2.00-$2.10
* Reflects expectations for net sales growth in 2022 compared to 2021. Net sales growth on a constant currency basis excludes year-over-year currency fluctuations, which the Company currently expects to create a negative impact of approximately 320 basis points in 2022.
** Prior guidance reflects ranges provided on August 3, 2022. Current guidance reflects ranges provided on November 9, 2022.
*** Reflects updated expectations for the impact on diluted EPS of applying the if-converted method to the Company’s convertible notes. Additionally, includes the impact of net unrealized foreign currency exchange gains or losses incurred as of September 30, 2022, and does not assume future net unrealized gains or losses related to foreign currency exchange rates.
A full reconciliation of GAAP to non-GAAP financial measures can be found in the tables of this press release and in the Investor Relations section of our website.
Share Repurchase Program Extension
The NuVasive Board of Directors has approved a one-year extension of the Company’s previously announced share repurchase program. As a result, the Company is now authorized to repurchase up to $100.0 million dollars of its common stock through December 31, 2023. Under this program, the Company may repurchase stock from time to time, in amounts, at prices, and at such times the Company deems appropriate, subject to market conditions, legal requirements, and other considerations.
Conference Call and Webcast
NuVasive will hold a conference call on Wednesday, November 9, 2022, at 1:30 p.m. PT / 4:30 p.m. ET to discuss the results of its financial performance for the third quarter 2022. The dial-in numbers are 1-877-300-8521 for domestic callers and 1-412-317-6026 for international callers. A live webcast of the conference call and supplemental financial information of our third quarter 2022 results will be available on the Investor Relations section of our website at www.nuvasive.com. An audio replay of the call will be available until November 16, 2022. The replay dial-in numbers are 1-844-512-2921 for domestic callers and 1-412-317-6671 for international callers. Please use pin number: 10172422. In addition, the webcast will be archived on NuVasive's Investor Relations section of our website.
About NuVasive
NuVasive, Inc. (NASDAQ: NUVA) is the leader in spine technology innovation, with a mission to transform surgery, advance care, and change lives. The Company's less-invasive, procedurally integrated surgical solutions are designed to deliver reproducible and clinically proven outcomes. The Company's comprehensive procedural portfolio includes surgical access instruments, spinal implants, fixation systems, biologics, software for surgical planning, navigation and imaging solutions, magnetically adjustable implant systems for spine and orthopedics, and intraoperative neuromonitoring technology and service offerings. With more than $1 billion in net sales, NuVasive operates in more than 50 countries serving surgeons, hospitals, and patients. For more information, please visit www.nuvasive.com.

Reconciliation of GAAP to Non-GAAP Information
Management uses certain non-GAAP financial measures such as non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share. These non-GAAP financial measures exclude amortization of intangible assets, business transition costs, purchased in-process research and development, one-time restructuring charges, non-cash purchase accounting adjustments, inventory charges associated with product withdrawals, certain foreign currency impacts and related items in connection with acquisitions, investments and divestitures, certain litigation expenses and settlements, certain European medical device regulation costs, gains and losses from strategic investments, gains and losses from changes in fair value of derivatives, non-cash interest expense (excluding debt issuance cost) and other significant one-time items. Management also uses certain non-GAAP measures which are intended to exclude the impact of foreign exchange currency fluctuations. The measure constant currency utilizes an exchange rate that eliminates fluctuations when calculating financial performance numbers. The Company also uses measures such as free cash flow, which represents cash flow from operations less cash used in the acquisition and disposition of capital. Additionally, the Company uses an adjusted EBITDA measure which represents earnings before interest, taxes, depreciation and amortization and excludes the impact of stock-based compensation, business transition costs, purchased in-process research and development, one-time restructuring charges, non-cash purchase accounting adjustments, inventory charges associated with product withdrawals, certain foreign currency impacts and related items in connection with acquisitions, investments and divestitures, certain litigation expenses and settlements, certain European medical device regulation costs, gains and losses on strategic investments, gains and losses from changes in fair value of derivatives and other significant one-time items.
Management calculates the non-GAAP financial measures provided in this earnings release excluding these costs and uses these non-GAAP financial measures to enable it to further and more consistently analyze the period-to-period financial performance of its core business operations. Management believes that providing investors with these non-GAAP measures gives them additional information to enable them to assess, in the same way management assesses, the Company's current and future continuing operations. These non-GAAP measures are not in accordance with, or an alternative for, GAAP, and may be different from non-GAAP measures used by other companies. Set forth below in the financial tables accompanying this press release are reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measure.

Forward-Looking Statements
NuVasive cautions you that statements included in this news release or made on the investor conference call referenced herein that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause NuVasive's results to differ materially from historical results or those expressed or implied by such forward-looking statements. In addition, this news release contains selected financial results from the third quarter 2022, as well as projections for 2022 financial guidance and expectations regarding longer-term financial performance. The Company’s results for the third quarter of 2022 are prior to the completion of review and audit procedures by the Company’s external auditors and are subject to adjustment. In addition, the Company's projections for 2022 financial guidance and expectations regarding longer-term financial performance represent initial estimates, and are subject to the risk of being inaccurate because of the preliminary nature of the forecasts, the risk of further adjustment, or unanticipated difficulty in selling products or generating expected profitability. The potential risks and uncertainties which contribute to the uncertain nature of these statements include, among others, the impact of the COVID-19 pandemic on the Company's business and financial results; further deterioration of general macroeconomic conditions, including inflationary pressures, disruptions to the global supply chain, fluctuations in currency exchange rates, higher freight and labor costs, and weakness in economic conditions generally; the Company’s ability to maintain operations to support its customers and patients in the near-term and to capitalize on future growth opportunities; risks associated with acceptance of the Company's surgical products and procedures by spine surgeons and hospitals, development and acceptance of new products or product enhancements, clinical and statistical verification of the benefits achieved via the use of NuVasive's products, the Company's ability to adequately manage inventory as it continues to release new products, its ability to recruit and retain management and key personnel, and the other risks and uncertainties more fully described in the Company’s news releases and periodic filings with the Securities and Exchange Commission. NuVasive's public filings with the Securities and Exchange Commission are available at www.sec.gov. NuVasive assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.
# # #

Investor contact:
Juliet C. Cunningham
NuVasive, Inc.
858-210-2129
investorrelations@nuvasive.com

Media contact:
Melanie Ordoñez
NuVasive, Inc.
858-722-3899
media@nuvasive.com

NuVasive, Inc.
Consolidated Statements of Operations
(in thousands, except per share data)
	Three Months Ended September 30,		Nine Months Ended September 30,
(unaudited)	2022	2021	2022	2021
Net sales:
Products	$267,208	$247,061	$813,600	$759,275
Services	28,072	23,775	82,893	77,638
Total net sales	295,280	270,836	896,493	836,913
Cost of sales (excluding below amortization of intangible assets):
Products	59,220	69,609	181,670	181,495
Services	21,652	19,043	64,057	57,248
Total cost of sales	80,872	88,652	245,727	238,743
Gross profit	214,408	182,184	650,766	598,170
Operating expenses:
Selling, general and administrative	154,005	146,056	474,982	449,407
Research and development	23,666	23,405	72,937	67,393
Amortization of intangible assets	12,157	14,805	37,826	43,230
Business transition costs	2,811	4,551	(1,753)	21,688
Total operating expenses	192,639	188,817	583,992	581,718
Interest and other expense, net:
Interest income	820	23	1,125	119
Interest expense	(4,352)	(4,320)	(13,083)	(16,738)
Other expense, net	(21,053)	(13,082)	(34,490)	(24,339)
Total interest and other expense, net	(24,585)	(17,379)	(46,448)	(40,958)
(Loss) income before income taxes	(2,816)	(24,012)	20,326	(24,506)
Income tax benefit (expense)	839	2,373	(3,995)	(2,844)
Consolidated net (loss) income	$(1,977)	$(21,639)	$16,331	$(27,350)

Net (loss) income per share:
Basic	$(0.04)	$(0.42)	$0.31	$(0.53)
Diluted	$(0.04)	$(0.42)	$0.31	$(0.53)
Weighted average shares outstanding:
Basic	52,067	51,669	51,974	51,539
Diluted	52,067	51,669	52,512	51,539

NuVasive, Inc.
Consolidated Balance Sheets
(in thousands, except par value data)
	September 30, 2022	December 31, 2021
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$237,500	$246,091
Accounts receivable, net of allowances of $18,702 and $21,064, respectively	235,582	214,398
Inventory, net	340,995	315,845
Prepaid income taxes	7,163	5,425
Prepaid expenses and other current assets	21,991	20,665
Total current assets	843,231	802,424
Property and equipment, net	336,808	303,664
Intangible assets, net	187,280	242,675
Goodwill	625,141	633,467
Operating lease right-of-use assets	96,352	102,987
Deferred tax assets	60,503	48,003
Restricted cash and investments	1,494	1,494
Other assets	24,136	19,361
Total assets	$2,174,945	$2,154,075
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$119,297	$115,614
Contingent consideration liabilities	59,477	7,986
Accrued payroll and related expenses	60,889	66,596
Operating lease liabilities	10,025	9,867
Income tax liabilities	819	828
Senior convertible notes	446,898	—
Total current liabilities	697,405	200,891
Long-term senior convertible notes	443,533	884,984
Deferred tax liabilities	11,697	3,049
Operating lease liabilities	104,729	111,592
Contingent consideration liabilities	71,740	139,824
Other long-term liabilities	13,695	18,528
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000 shares authorized, none outstanding	—	—
Common stock, $0.001 par value; 150,000 shares authorized at September 30, 2022 and December 31, 2021; 58,880 shares issued and 52,076 outstanding at September 30, 2022; 58,469 shares issued and 51,769 outstanding at December 31, 2021	63	63
Additional paid-in capital	1,457,828	1,434,976
Accumulated other comprehensive loss	(4,355)	(7,792)
Retained earnings	62,039	45,708
Treasury stock at cost; 6,804 shares and 6,700 shares at September 30, 2022 and December 31, 2021, respectively	(683,429)	(677,748)
Total equity	832,146	795,207
Total liabilities and equity	$2,174,945	$2,154,075

NuVasive, Inc.
Consolidated Statements of Cash Flows
(in thousands)
	Nine Months Ended September 30,
(unaudited)	2022	2021
Operating activities:
Consolidated net income (loss)	$16,331	$(27,350)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	110,200	111,818
Deferred income taxes	(5,004)	(5,211)
Amortization of non-cash interest	5,906	6,672
Stock-based compensation	19,136	17,972
Changes in fair value of contingent consideration	(8,560)	6,646
Net loss (gain) on strategic investments	1,248	(2,101)
Net loss from foreign currency adjustments	33,619	26,572
Reserves on current assets	(342)	25,418
Other non-cash adjustments	13,654	8,750
Changes in operating assets and liabilities, net of effects from acquisitions:
Accounts receivable	(27,934)	4,142
Inventory	(26,469)	(29,266)
Prepaid expenses and other current assets	4,538	(367)
Accounts payable and accrued liabilities	(8,329)	(779)
Accrued payroll and related expenses	(3,878)	3,021
Income taxes	(1,769)	(1,167)
Net cash provided by operating activities	122,347	144,770
Investing activities:
Acquisition of Simplify Medical, net of cash acquired	(750)	(149,463)
Payment of contingent consideration for Simplify Medical	—	(45,850)
Acquisitions and investments	(5,650)	(500)
Purchases of intangible assets	—	(1,200)
Purchases of property and equipment	(107,120)	(85,630)
Proceeds from sales of marketable securities	—	127,023
Proceeds from maturities of marketable securities	—	46,000
Other investing activities	(697)	(819)
Net cash used in investing activities	(114,217)	(110,439)
Financing activities:
Payment of contingent consideration	(6,839)	(3)
Proceeds from the issuance of common stock	3,716	3,803
Purchases of treasury stock	(5,681)	(7,309)
Payments upon settlement of senior convertible notes	—	(649,426)
Other financing activities	(1,362)	(1,038)
Net cash used in financing activities	(10,166)	(653,973)
Effect of exchange rate changes on cash	(6,555)	(2,649)
Decrease in cash, cash equivalents and restricted cash	(8,591)	(622,291)
Cash, cash equivalents and restricted cash at beginning of period	247,585	858,363
Cash, cash equivalents and restricted cash at end of period	$238,994	$236,072

For the Three Months Ended September 30, 2022
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited - in thousands, except per share data)

		Gross Profit	Operating Profit	Net (Loss) Income	Diluted EPS	Diluted WASO [6]	Net (Loss) to Adjusted EBITDA
	Reported GAAP	$214,408	$21,769	$(1,977)	$(0.04)	52,067	$(1,977)
	% of net sales	72.6%	7.4%
	Amortization of intangible assets		12,157	12,157
	Litigation related expenses and settlements[1]		828	828			828
	Business transition costs[2]		2,811	2,811			2,811
	European medical device regulation[3]		2,517	2,517			2,517
	Net loss on strategic investments			1,016			1,016
	Non-cash acquisition-related foreign currency impacts[4]			18,434			18,434
	Tax effect of adjustments[5]			(7,461)
	Interest expense/(income), net						3,532
	Income tax benefit						(839)
	Depreciation and amortization						36,915
	Non-cash stock-based compensation						4,815
	Adjusted Non-GAAP	$214,408	$40,082	$28,325	$0.54	52,584	$68,052
	% of net sales	72.6%	13.6%				23.0%

1	Represents expenses and settlements associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.
2	Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.
3	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
4	Represents non-cash adjustments to acquisition-related intercompany balances and contingent consideration liabilities held in a foreign currency.
5	Represents the impact from tax affecting the adjustments above at their statutory tax rate.
6	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.

	For the Nine Months Ended September 30, 2022
	Reconciliation of GAAP to Non-GAAP Financial Measures
	(Unaudited - in thousands, except per share data)

		Gross Profit	Operating Profit	Net Income	Diluted EPS[7]	Diluted WASO[8]	Net Income to Adjusted EBITDA
	Reported GAAP	$650,766	$66,774	$16,331	$0.31	52,512	$16,331
	% of net sales	72.6%	7.4%
	Non-cash purchase accounting adjustments on acquisitions[1]	557	557	557			557
	Amortization of intangible assets		37,826	37,826
	Litigation related expenses and settlements[2]		3,676	3,676			3,676
	Business transition costs[3]		(1,753)	(1,753)			(1,753)
	European medical device regulation[4]		7,463	7,463			7,463
	Net loss on strategic investments			1,248			1,248
	Non-cash acquisition-related foreign currency impacts[5]			34,209			34,209
	Tax effect of adjustments[6]			(18,238)
	Interest expense/(income), net						11,958
	Income tax expense						3,995
	Depreciation and amortization						110,200
	Non-cash stock-based compensation						19,136
	Adjusted Non-GAAP	$651,323	$114,543	$81,319	$1.55	52,512	$207,020
	% of net sales	72.7%	12.8%				23.1%

1	Represents costs associated with non-cash purchase accounting adjustments, such as acquired inventory fair market value adjustments, which are amortized over the period in which underlying products are sold.
2	Represents expenses and settlements associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.
3	Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.
4	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
5	Represents non-cash adjustments to acquisition-related intercompany balances and contingent consideration liabilities held in a foreign currency.
6	Represents the impact from tax affecting the adjustments above at their statutory tax rate.
7	Reported GAAP diluted EPS is calculated using Net Income plus interest and debt issuance costs on senior convertible notes whose effect is dilutive, net of tax divided by diluted WASO.
8	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.

For the Three Months Ended September 30, 2021
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited - in thousands, except per share data)

		Gross Profit	Operating (Loss) Profit	Net (Loss) Income	Diluted EPS	Diluted WASO[8]	Net (Loss) to Adjusted EBITDA
	Reported GAAP	$182,184	$(6,633)	$(21,639)	$(0.42)	51,669	$(21,639)
	% of net sales	67.3%	(2.4)%
	Non-cash purchase accounting adjustments on acquisitions[1]	557	557	557			557
	Inventory charges associated with product withdrawals[2]	14,215	14,215	14,215			14,215
	Amortization of intangible assets		14,805	14,805
	Litigation related expenses and settlements[3]		762	762			762
	Business transition costs[4]		4,551	4,551			4,551
	European medical device regulation[5]		2,132	2,132			2,132
	Non-cash acquisition-related foreign currency impacts[6]			10,280			10,280
	Tax effect of adjustments[7]			(8,775)
	Interest expense/(income), net						4,297
	Income tax benefit						(2,373)
	Depreciation and amortization						37,864
	Non-cash stock-based compensation						4,965
	Adjusted Non-GAAP	$196,956	$30,389	$16,888	$0.32	52,268	$55,611
	% of net sales	72.7%	11.2%				20.5%

1	Represents costs associated with non-cash purchase accounting adjustments, such as acquired inventory fair market value adjustments, which are amortized over the period in which underlying products are sold.
2	Represents charges for inventory write-offs associated with the Company’s product withdrawals. During the three months ended September 30, 2021, the Company made a determination to withdraw certain products marketed and sold by its wholly-owned subsidiary, NuVasive Specialized Orthopedics.
3	Represents expenses associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.
4	Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.
5	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
6	Represents non-cash adjustments to acquisition-related intercompany balances and contingent consideration liabilities held in a foreign currency.
7	Represents the impact from tax affecting the adjustments above at their statutory tax rate.
8	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.

	For the Nine Months Ended September 30, 2021
	Reconciliation of GAAP to Non-GAAP Financial Measures
	(Unaudited - in thousands, except per share data)

		Gross Profit	Operating Profit	Net (Loss) Income	Diluted EPS	Diluted WASO[8]	Net (Loss) to Adjusted EBITDA
	Reported GAAP	$598,170	$16,452	$(27,350)	$(0.53)	51,539	$(27,350)
	% of net sales	71.5%	2.0%
	Non-cash purchase accounting adjustments on acquisitions[1]	1,299	1,299	1,299			1,299
	Inventory charges associated with product withdrawals[2]	14,215	14,215	14,215			14,215
	Amortization of intangible assets		43,230	43,230
	Litigation related expenses and settlements[3]		4,010	4,010			4,010
	Business transition costs[4]		21,688	21,688			21,688
	European medical device regulation[5]		5,696	5,696			5,696
	Net gain on strategic investments			(2,101)			(2,101)
	Non-cash acquisition-related foreign currency impacts[6]			23,673			23,673
	Tax effect of adjustments[7]			(17,269)
	Interest expense/(income), net						16,619
	Income tax expense						2,844
	Depreciation and amortization						111,818
	Non-cash stock-based compensation						17,972
	Adjusted Non-GAAP	$613,684	$106,590	$67,091	$1.29	52,184	$190,383
	% of net sales	73.3%	12.7%				22.7%

1	Represents costs associated with non-cash purchase accounting adjustments, such as acquired inventory fair market value adjustments, which are amortized over the period in which underlying products are sold.
2	Represents charges for inventory write-offs associated with the Company’s product withdrawals. During the three months ended September 30, 2021, the Company made a determination to withdraw certain products marketed and sold by its wholly-owned subsidiary, NuVasive Specialized Orthopedics.
3	Represents expenses associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.
4	Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.
5	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
6	Represents non-cash adjustments to acquisition-related intercompany balances and contingent consideration liabilities held in a foreign currency.
7	Represents the impact from tax affecting the adjustments above at their statutory tax rate.
8	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.

Full Year 2022 Financial Guidance
Reconciliation of GAAP to Non-GAAP EPS

			2022 Guidance Range[1,2]
		2021 Actuals[1]	Prior	Current
	GAAP diluted earnings (loss) per share	$(1.24)	$0.95-1.25	$0.50-0.60
	Impact of dilution[3]	0.02	~0.05	—
	Amortization of intangible assets	1.10	~1.00	~0.95
	European medical device regulation[4]	0.16	~0.25	~0.25
	Inventory charges associated with product withdrawal[5]	0.27	—	—
	Other[6]	1.83	~0.30	~0.75
	Tax effect of adjustments[7]	(0.45)	~(0.40)	~(0.45)
	Non-GAAP diluted earnings per share	$1.68	$2.15-2.45	$2.00-2.10

1	Data has been intentionally rounded and may not sum.
2	Prior guidance reflects the range provided August 3, 2022. Current guidance reflects the range provided November 9, 2022.
3	GAAP diluted EPS includes the dilutive impact of applying the if-converted method to the Company's convertible notes. Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.
4	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
5	Represents charges for inventory write-offs associated with the Company’s product withdrawals. During the third quarter of 2021, the Company made a determination to withdraw certain products marketed and sold by its wholly-owned subsidiary, NuVasive Specialized Orthopedics.
6	Includes costs primarily associated with litigation related expenses and settlements, non-cash acquisition-related foreign currency impacts, non-cash purchase accounting adjustments on acquisitions, net gain on strategic investments and business transition costs. See Reconciliation of GAAP to Non-GAAP Financial Measures tables within respective earnings releases for further detail.
7	Represents the impact from tax affecting the adjustments above at their statutory tax rate.

Full Year 2022 Financial Guidance
Reconciliation of GAAP to Non-GAAP Operating Margin %

			2022 Guidance Range[1,2]
		2021 Actuals[1]	Prior	Current
	GAAP Operating Margin %	(1.1)%	7.6%-9.1%	6.7%-7.4%
	Amortization of intangible assets	5.0%	~4.4%	~4.2%
	European medical device regulation[3]	0.7%	~1.0%	~1.0%
	Inventory charges associated with product withdrawal[4]	1.3%	—	—
	Other [5]	6.8%	—	~0.4%
	Non-GAAP Operating Margin %	12.8%	13.0%-14.5%	12.3%-13.0%

1	Data has been intentionally rounded and may not sum.
2	Prior guidance reflects the range provided August 3, 2022. Current guidance reflects the range provided November 9, 2022.
3	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
4	Represents charges for inventory write-offs associated with the Company’s product withdrawals. During the third quarter of 2021, the Company made a determination to withdraw certain products marketed and sold by its wholly-owned subsidiary, NuVasive Specialized Orthopedics.
5	Includes costs primarily associated with litigation related expenses and settlements, non-cash purchase accounting adjustments on acquisitions, and business transition costs. See Reconciliation of GAAP to Non-GAAP Financial Measures tables within respective earnings releases for further detail.